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                                                                   EXHIBIT 99(B)

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
         RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur Winkleblack, Executive Vice President and Chief Financial Officer, of H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that:

          (a) The Company's periodic report on Form 10-Q for the quarterly period ended July 31, 2002 (the "Form 10-Q"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    *  *  *

                                          CHIEF FINANCIAL OFFICER

                                          /s/ ARTHUR WINKLEBLACK
                                          --------------------------------------
                                          Arthur Winkleblack
                                          Executive Vice President and
                                          Chief Financial Officer

                                          Date: September 11, 2002